UNITED STATES SECURITY AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or (of) 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: July 8, 2003
                        (Date of earliest event reported)

                                 NOVA OIL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

         000-32531                                            84-0811034
(Commission File Number)                    (IRS Employer Identification Number)

                               17922 N. Hatch Road
                               Colbert, Washington
                    (Address of Principal Executive Offices)

                                   99005-9377
                                   (Zip Code)

                                 (509) 466-0576
              (Registrant's Telephone Number, Including Area Code)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

a. On May 20, 2003, the Board of Directors adopted a Stock Incentive Plan for employees, officers, directors, originators, and advisors. The number of shares proposed to be allocated would be 600,000. The Plan would be administered by the Company's Compensation Committee. The Plan is subject to shareholder approval.

b. On May 20, 2003, the Board of Directors adopted a charter for the Company's Audit Committee. A copy is included as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Nova Oil, Inc.
                            (Registrant)

                            By: /s/ ARTHUR P. DAMMARELL, JR.
                              -----------------------------------
                              Arthur P. Dammarell, Jr., Treasurer and Director

Dated:   July 8, 2003